                         MERCURY HW LARGE CAP VALUE FUND
                         MERCURY HW SMALL CAP VALUE FUND
              Supplement to the prospectuses dated October 6, 2000
                        of each of the above-listed Funds

                          MERCURY HW MID-CAP VALUE FUND
               Supplement to the prospectus dated January 1, 2001
                      of the Mercury HW Mid-Cap Value Fund


The Management Team-Management of the Funds

         On October 9, 2001, Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Funds' investment adviser, sold the domestic equity asset management business of MLIM's Los Angeles operation to Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"). The Funds will be managed by the same portfolio managers and supported by the same research team, but under a new legal entity and name, Hotchkis and Wiley Capital Management, LLC.

         Hotchkis and Wiley is a newly registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley, and Stephens Group, Inc., a diversified holding company. Its address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439. The Board of Trustees approved an interim investment advisory agreement for the Funds with Hotchkis and Wiley.

         The Trustees have authorized a proxy statement to be sent to shareholders requesting their vote on new investment advisory agreements with Hotchkis and Wiley and asking them to approve an agreement and plan of reorganization for the Funds under which the Funds would become funds of a new trust. The shareholder meeting is scheduled for December 7, 2001.


October 9, 2001


Code#: MHW-SUPP-1001

                 MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES
                                  (the "Fund")

               Supplement to the prospectus dated October 6, 2000


The Management Team-Management of the Fund

         On October 9, 2001, Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Fund's investment adviser, sold the domestic equity asset management business of MLIM's Los Angeles operation to Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"). The Fund will be managed by the same portfolio managers and supported by the same research team, but under a new legal entity and name, Hotchkis and Wiley Capital Management, LLC.

         Hotchkis and Wiley is a newly registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley, and Stephens Group, Inc., a diversified holding company. Its address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439. The Board of Trustees approved an interim investment advisory agreement for the Fund with Hotchkis and Wiley.

         The Trustees have authorized a proxy statement to be sent to shareholders requesting their vote on a new investment advisory agreement with Hotchkis and Wiley and asking them to approve an agreement and plan of reorganization for the Fund under which the Fund would become a fund of a new trust. The shareholder meeting is scheduled for December 7, 2001.


October 9, 2001


Code#: MHW-SUPP-1010-1001